EXHIBIT 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002

The undersigned hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that this Annual Report on Form 10-K for the year ended December 31, 2011 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and the information contained in such report fairly presents, in all material respects, the financial condition and results of operations of SINOCUBATE, INC.

Date: April 16, 2012	/s/ Tom Simeo
Tom Simeo Chief Executive Officer, Treasurer, Director and Secretary

Date: April 16, 2012	/s/ Jiyun Ge
Jiyun Ge Chief Financial Officer